UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

UNITED AMERICAN HEALTHCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (sets forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UNITED AMERICAN HEALTHCARE CORPORATION
c/o Corporate Election Services
PO Box 3230
Pittsburgh, PA 15230-9404

VOTE BY TELEPHONE

Have your voting instruction card available when you call **Toll-Free 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your voting instruction card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your voting instruction card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone	**Vote by Internet**	**Vote by Mail**
Call Toll-Free using a touch-tone telephone: **1-888-693-8683**	Access the Website and cast your vote: **www.cesvote.com**	Return your voting instruction card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

If you vote by Internet or by telephone, you do NOT need to mail back your voting instruction card.

➔

Please fold card here before mailing.

UNITED AMERICAN HEALTHCARE CORPORATION

CONFIDENTIAL VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

To Computershare Trust Company, as plan agent of the United American Healthcare Employee Stock Purchase Plan (the "Plan"): The undersigned, a participant in the Plan, hereby directs the plan agent to vote in person or by proxy all common shares of United American Healthcare Corporation credited to the undersigned's account under the Plan on the record date at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 29, 2010 at 10:30 A.M. local time, or at any postponements or adjournments thereof, as indicated on the reverse.

Signature

Date: __________________________, 2010

Please sign your name exactly as it appears to the left.

Y O U R V O T E I S I M P O R T A N T ! Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 3200, Pittsburgh, PA 15230, so your shares may be represented at the Meeting. ??Please fold card here before mailing. ? CONFIDENTIAL VOTING INSTRUCTIONS ALTHOUGH THE PLAN AGENT MAKES NO RECOMMENDATION, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NO. 1 AND 2. When properly executed, these voting instructions will be voted in the manner directed by the undersigned. IF NO DIRECTION IS INDICATED, YOUR SHARES WILL BE VOTED FOR Proposals 1 and 2. Any shares that are allocated to participants who fail to give instructions to the plan agent will not be voted. 1. Election of directors for terms expiring at the 2012 annual meeting of shareholders: Nominees: (1) Darrel W. Francis (2) Tom A. Goss (3) Emmett S. Moten FOR all nominees listed above ? WITHHOLD AUTHORITY (except as marked to the contrary below) to vote for all nominees listed above INSTRUCTIONS: To withhold authority to vote for any such nominee(s), write the name(s) of the nominee(s) on the line below: 2. Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010. ? FOR ? AGAINST ? ABSTAIN IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY! CONTINUED AND TO BE SIGNED ON REVERSE SIDE